UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 11, 2007

eRoomSystem Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-31037	87-0540713
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1072 Madison Ave., Lakewood, NJ		08701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(732) 730-0116

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Section 8	Other Events

Item 8.01	Other Events.

On September 11, 2007, eRoomSystem Technologies, Inc. (the “Company”) issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the approval of up to five million of the outstanding common shares of the Company.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.  Description

99.1   Press release relating to buyback of shares of common stock of eRoomSystem Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eRoomSystem Technologies, Inc.
(Registrant)

Date: September 11, 2007
	By:	/s/ David A. Gestetner
David A. Gestetner
	Its:	Chief Executive Officer and President